UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022 (January 31, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 31, 2022, Richard Levychin was appointed by the Board of Directors (the “Board”) of Clearday, Inc. (“Clearday” or the “Company”) as a director and Chair of our Audit Committee to fill the vacancy resulting from Mr. Watson’s resignation, which was reported by the Company in a Current Report on Form 8-K that was filed on January 5, 2022.

Richard Levychin, CPA, CGMA, 62, is a Managing Partner in the Commercial Audit and Assurance practice of Galleros Robinson, Certified Public Accountants, LLP, a mid-sized CPA and Advisory firm with offices in New York, New Jersey, Florida, and the Philippines, where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 35 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals. Mr. Levychin is a member the Board of Directors of Pershing Resources Company, Inc. (OTCMKTS: PSGR) and a member of the Board of Directors and Chairperson the Audit Committee of AgriFORCE Growing Systems Ltd. (NasdaqCM: AGRI).

Mr. Levychin has written articles on a wide range of topics, which have been featured in several periodicals including Dollars and Sense, New York Enterprise Report, Black Enterprise Magazine, Forbes, Business Insider, and The Network Journal. He has also conducted seminars on a wide range of business topics including SEC matters and taxation for several organizations including the Black Enterprise Entrepreneurs Conference, the Entrepreneurs’ Organization (New York chapter) and the Learning Annex.

Mr. Levychin is a member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Richard was a founding member of the AICPA’s National Diversity and Inclusion Commission. He has also served as a member of the Governing Council of the AICPA, which is the governing body that oversees and sets policies for the AICPA. Richard is a member and a former board member of the New York Chapter of the Entrepreneurs’ Organization (“EO”), a dynamic, global network of more than 14,000 business owners in over 50 countries.

In 2018 Mr. Levychin was a recipient of the 5 Chamber Alliance MWBE Award from the Manhattan Chamber of Commerce. In 2016 Richard was presented with the 2016 Arthur Ashe Leadership Award. In 2015 Richard was presented by his alma mater Baruch College with the Baruch College Alumni Association’s “Alumni Leadership Award for Business”. In 2013 Richard received the title of Best Accountant from The New York Enterprise Report. Mr. Levychin is a past winner of The Network Journal’s prestigious “40 Under 40” award.

He is a graduate of Baruch College, where he received a Bachelors in Business Administration Degree (Accounting).

Our Board has determined that Mr. Levychin is well suited to serve on our Board and chair our Audit Committee due to his decades of experience as a member of a PCAOB certified independent registered accounting firms, including decades of expertise with SEC filings and public offerings.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

(d) Exhibits.

No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
Dated: February 2, 2022	Title:	Chief Executive Officer